United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2023
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.
On May 25, 2023, Jones Lang LaSalle Incorporated (the "Company") held its Annual Meeting of Shareholders (the "Meeting").

Of the 47,609,204 total shares of common stock of the Company that were issued and outstanding on March 31, 2023, the record date for the Meeting, 44,972,064 shares, constituting 94.46% of the total outstanding shares, were represented in person or by proxy at the Meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below based on the information we received on the day of the meeting from our vote tabulator, Broadridge Investor Communications.

1.The twelve nominees for Directors were elected to serve one-year terms to expire at the annual meeting of shareholders in 2024, as follows:

Nominee	For	Against	Abstain
Hugo Bagué	37,768,332	4,653,805	18,791
Matthew Carter, Jr.	40,898,373	1,526,016	16,539
Tina Ju	41,415,373	1,009,237	16,318
Bridget Macaskill	41,380,363	1,045,061	15,504
Deborah H. McAneny	37,851,580	4,573,301	16,047
Siddharth N. Mehta	38,153,926	4,270,960	16,042
Moses Ojeisekhoba	42,148,940	275,412	16,576
Jeetendra I. Patel	40,867,739	1,557,466	15,723
Ann Marie Petach	41,415,468	1,009,855	15,605
Larry Quinlan	41,414,311	1,009,482	17,135
Efrain Rivera	41,414,117	1,010,129	16,682
Christian Ulbrich	42,177,403	247,083	16,442
In the case of each nominee for Director, there were also 2,531,136 broker non-votes.

2.The non-binding advisory proposal regarding executive compensation ("say on pay") was approved by the following shareholder vote:

For	Against	Abstain
36,461,091	5,931,420	48,417
There were 2,531,136 broker non-votes on this proposal.

3.The frequency of one year for future executive compensation votes was approved by the following shareholder vote:

1 Year	2 Years	3 Years	Abstain
41,017,861	4,781	1,400,530	17,756
The Company considered the votes set forth above and other factors, and determined that it will hold future advisory votes on the compensation of named executive officers on an annual basis.

4.The Second Amended and Restated 2019 Stock Award and Incentive Plan was approved by the following shareholder vote:

For	Against	Abstain
40,525,956	1,888,914	26,058
There were 2,531,136 broker non-votes on this proposal.

5.The appointment of KPMG, LLP to serve as our independent registered accounting firm for the year 2023 was ratified by the following shareholder vote:

For	Against	Abstain
43,395,786	1,557,991	18,287

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2023
Jones Lang LaSalle Incorporated

By: /s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer